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                                                                    EXHIBIT 23.1



                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statements listed below of Jason Incorporated of our report dated January 30, 1998 appearing on page 39 of this Form 10-K.

   1.   Registration Statement on Form S-8 (Registration No. 33-18791)

   2.   Registration Statement on Form S-8 (Registration No. 33-30688)

   3.   Registration Statement on Form S-3 (Registration No. 33-31473)




PRICE WATERHOUSE LLP
Milwaukee, Wisconsin
March 13, 1998